UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2010

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 18, 2010, the Company and Comerica Bank, entered into the Thirteenth Amendment to the Credit Agreement (as amended, the “Credit Agreement”).  The Credit Agreement was entered into on October 24, 2002, and was amended by the following: (i) First Amendment dated as of May 20, 2003; (ii) Second Amendment dated as of November 10, 2003; (iii) Third Amendment dated as of August 23, 2004; (iv) Fourth Amendment dated as of December 29, 2004; (v) Fifth Amendment dated as of October 19, 2005; (vi) Sixth Amendment dated as of November 6, 2006; (vii) Seventh Amendment dated as of November 20, 2006; (viii) Eighth Amendment dated as of December 20, 2007; (ix) Ninth Amendment dated as of May 12, 2008; (x) Tenth Amendment dated as of October 23, 2008; (xi) Eleventh Amendment dated as of October 30, 2009; (xii) Twelfth Amendment dated as of June 28, 2010; and (xiii) Thirteenth Amendment dated as of October 18, 2010.

The Thirteenth Amendment permits the Company to repurchase up to $5.0 million of its common stock through December 31, 2011.  The Thirteenth Amendment also reduces the base tangible net worth to $36.5 million, with a further reduction to $35.5 million on June 30, 2011, minus the aggregate amount paid by the Company to redeem its shares of its common stock during the period beginning October 18, 2010 and ending December 31, 2011.  All other material terms of the Credit Agreement remain in full force and effect, without waiver or modification.  The foregoing is qualified in its entirety by reference to the Thirteenth Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01.	OTHER EVENTS

On October 19, 2010, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that its Board of Directors has authorized a $5.0 million common stock repurchase program.  Pursuant to the authorization, Perceptron may purchase shares from time to time in the open market or through privately negotiated transactions through December 31, 2011.  The program may be discontinued at any time.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

C.	Exhibits.

Exhibit No.	Description

10.1	Thirteenth Amendment to Credit Agreement, dated October 24, 2002 between Perceptron, Inc. and Comerica Bank

99.1	Press Release dated October 19, 2010 announcing the Company’s authorization to commence a stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: October 19, 2010
/s/ Harry T. Rittenour

By: Harry T. Rittenour
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Thirteenth Amendment to Credit Agreement, dated October 24, 2002 between Perceptron, Inc. and Comerica Bank

99.1	Press Release dated October 19, 2010 announcing the Company’s authorization to commence a stock repurchase program.